Exhibit 99.2

SUPPLEMENTAL FINANCIAL DATAQ4 2021

Disclaimer

READY CAPITAL.

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information.

This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates.

All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2021, unless otherwise noted.

2

3Fourth Quarter 2021 Results Net income of $53.6 million1, or $0.69 per common share Distributable earnings of $52.5 million1, or $0.67 per common shareDeclared dividend of $0.42 per common share Earnings / Dividends Return on Equity2of 18.1% Distributable Return on Equity3of 17.8%Dividend Yield4of 10.7% Returns CREoriginationsandacquisitionsof$2.3billionSBAloanoriginationsof$135.7millionResidentialmortgageloanoriginationsof$876.3millionClosedinexcessof$1.5billioninbridgefinancingduringthequarter,morethan$3.7billionfortheyearRedStonehasclosed$548millionoffinancingssincebeingacquired Loan Originations5/ Acquisitions1.Before dividends on preferred securities and inclusive of non-controlling interest2.Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period3.Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings4.Q4 dividend yield for the period is based on the 12/31/2021 closing share price of $15.635.Represents fully committed amounts

Fourth Quarter 2021 Results (continued)

READY CAPITAL.

Current Liquidity	▪ Total liquidity of $246 million[1] including cash, anticipated warehouse advances, principal and interest receivable from servicers, and anticipated proceeds from available-for-sale assets
Capital Markets	▪ Closed $927.2 million commercial mortgage collateralized loan obligation with the limited right to acquire all or part of $135.2 million in future funding ▪ Closed an underwritten public offering of $110.0 million in aggregate principal amount of 5.50% senior unsecured notes due 2028 ▪ Closed a private placement of $350.0 million in aggregate principal amount of 4.50% Senior Secured Notes due 2026. The Company used a portion of the net proceeds to redeem all of the outstanding 7.50% Senior Secured Notes due 2022.
Balance Sheet	▪ Adjusted net book value[2] of $15.35 per common share ▪ Recourse leverage ratio of 2.7x consisting of 1.8x of warehouse credit facilities and borrowings under repurchase agreements, 0.7x of corporate debt and 0.2x of agency secured borrowings
Mosaic Merger	▪ Entered into a definitive merger agreement to acquire a series of privately held, real estate structured finance opportunities funds, with a focus on construction lending, managed by MREC Management, LLC. The merger is expected to close during Q1 2022.

1. Liquidity balance as of February 24, 2022
2. Excludes the equity component of our 2017 convertible note issuance

4

52021 Highlights EARNINGS ($ in millions) RETURN ON EQUITY INVESTMENT ACTIVITY ($ in millions) BALANCE SHEET GROWTH ($ in millions) $61.5$75.1$46.1$160.0$58.7$67.3$101.4$168.0$0$50$100$150$2002018201920202021 Net income Distributable earnings 10.8%10.5%5.6%14.6%10.3%9.4%12.3%15.4%11.4%10.9%10.4%11.2%0%5%10% 15%2018201920202021 Return on equity Distributable return on equity Dividend Yield $1,568.7$2,425.2$1,372.9$5,468.9$213.0$216.3$216.6$480.8$1,778.8$2,105.6$4,246.4$4,208.6$0$2,000$4,000$6,000 $8,000$10,0002018201920202021 SBC Lending & Acquisitions Small Business Lending Residential Mortgage Banking $3,036.8$4,977.0$5,297.2$8,663.7$564.1$844.8$834.2$1,280.6$0$3,000$6,000$9,0002018201920202021 Assets Equity1.Before dividends on preferred securities and inclusive of non-controlling interest2.Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period3.Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Distributable Earnings4.Dividend yield is based on the respective year end closing share price5.Excludes the impact of Paycheck Protection Program loans112345

Return on Equity

READY CAPITAL.

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
SBC Lending and Acquisitions	12.6 %	12.6 %	89.0 %
Small Business Lending	49.7 %	49.7 %	6.8 %
Residential Mortgage Banking [3]	81.8 %	49.5 %	4.2 %

	GAAP ROE [2]			Distributable ROE [2]		
	Q4'21	Q3'21	FY 2021	Q4'21	Q3'21	FY 2021
	18.0 %	17.8 %	19.5 %	16.7 %	17.8 %	18.4 %
Corporate leverage, net of non-earning assets	5.9	5.1	4.3	5.1	5.1	3.8
Gross return on equity	**23.9 %**	**22.9 %**	**23.8 %**	**21.8 %**	**22.9 %**	**22.2 %**
Realized & unrealized gains, net	4.0	6.6	4.0	4.0	6.6	4.0
Loan loss provision	(0.3)	(0.6)	(0.8)	-	(1.1)	(0.4)
PPP revenue, net of direct expenses	7.5	6.5	5.4	7.5	6.5	5.4
Non-recurring gains, losses and expenses	(0.9)	(1.0)	(1.3)	-	-	-
Operating expenses	(11.2)	(13.0)	(11.4)	(10.8)	(12.1)	(10.9)
Investment advisory fees	(1.8)	(2.0)	(1.6)	(1.8)	(2.0)	(1.6)
Provision for income taxes	(2.4)	(2.4)	(2.8)	(2.2)	(2.8)	(2.6)
Dividends on preferred stock	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)
Return on equity	**18.1 %**	**16.3 %**	**14.6 %**	**17.8 %**	**17.3 %**	**15.4 %**

1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.
3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

6

Diversified, Complementary, & Scalable Platforms

READY CAPITAL.

PORTFOLIO BREAKDOWN[1]


5%
13%
17%
13%
2%
50%
Acquisitions
SBC Originations - Fixed rate
SBC Originations - Bridge
SBC Originations - Freddie Mac
Small Business Lending
Residential Mortgage Banking

REVENUE BREAKDOWN[2] *($ in thousands)*


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,752
$4,519
$29,481
$11,032
$40,763
$26,673
Acquisitions
SBC Originations - Fixed rate
SBC Originations - Bridge
SBC Originations - Freddie Mac
Small Business Lending
Residential Mortgage Banking

1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables.
2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.

7

SBC and SBA Investment by Product Type

READY CAPITAL

QUARTERLY GROWTH[1]



$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$615.9
$140.2
$243.2
$132.1
$34.8
$65.6
$875.2
$652.8
$164.4
$6.0
$52.0
$1,250.0
$807.2
$240.5
$53.6
$148.7
$1,419.3
$136.2
$168.0
$730.4
$135.5
$104.9
$144.3
$2,405.2
$443.8
$29.0
$1,529.2
$169.3
$98.2
$135.7
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
SBA
Fixed Rate/CMBS
Freddie Mac
Transitional
Acquired
Other

1. Origination volumes are based on fully committed amounts in millions

8

SBC Lending and Acquisitions

	LOAN COUNT[1]	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT[2]	60%+[3]
	2,608	**$6.76B**	**$6.71B**	**65.5%**	**4.6%**	**26.4 / 73.6%**	**1.8%**
ACQUIRED	*1,868*	*$1.20B*	*$1.19B*	*44.4%*	*5.1%*	*52.1 / 47.9%*	*3.0%*
TRANSITIONAL	*433*	*$4.43B*	*$4.39B*	*72.0%*	*4.2%*	*0.5 / 99.5%*	*1.0%*
FIXED/CMBS[6]	*291*	*$1.09B*	*$1.09B*	*62.7%*	*5.0%*	*99.1 / 0.9%*	*3.6%*
AGENCY	*16*	*$43M*	*$44M*	*69.7%*	*3.4%*	*78.7 / 21.3%*	*0.0%*

CURRENT QUARTER HIGHLIGHTS

- Freddie Mac continued low rates averaging 3.4% with a money up pipeline of $121.7 million, including $23.5 million funded in January
- CRE money up pipeline of $1.1 billion, including $356.1 million funded in January

GROSS LEVERED YIELD



15%
10%
5%
0%
3.3%
11.5%
1.7%
10.4%
3.0%
10.4%
2.2%
10.1%
2.0%
10.3%
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Income on joint venture investments and gains on loans, held for sale 4
Gross levered yield (ex. gains) 5

1. Excludes joint venture investments
2. 56.9% of fixed rate loans match funded
3. Calculated on unpaid principal balance
4. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
5. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
6. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as fixed/cmbs

9

Small Business Lending

LOAN COUNT	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT	60%+[1]
1,886	$657M	$623M	88.4%	5.5%	0.6 / 99.4%	1.2%

CURRENT QUARTER HIGHLIGHTS

- SBA net sales premiums peaking at 14.9% and averaging 11.5% net, with 19.6% of SBA sales sold for a higher future IO strip
- Current money up pipeline of $169.0 million, including $20.6 million funded in January
- After-tax PPP income was $16.1 million

GROSS LEVERED YIELD



100%
80%
60%
40%
20%
0%
34.6%
28.4%
50.4%
37.0%
80.6%
18.6%
55.4%
20.7%
33.2%
16.5%
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Gross levered yield (ex. gains) 1
Gains on loans, held for sale 2

1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation

10

Loan Portfolio Composition

READY CAPITAL.

PROPERTY TYPE



SBC Lending and Acquisitions
58%
11%
9%
8%
14%
Multi-family
Retail
Office
Mixed-use
Other Investments



Small Business Lending
21%
15%
13%
10%
41%
Lodging
Doctors
Retail
Eating Place
Other

GEOGRAPHY



SBC Lending and Acquisitions
20%
14%
8%
7%
7%
44%
Texas
California
Arizona
New York
Georgia
Other



Small Business Lending
17%
12%
8%
5%
5%
53%
California
Texas
Florida
Washington
Georgia
Other

1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities

11

SEGMENT SNAPSHOT

Residential Mortgage Banking

QUARTERLY ORIGINATIONS UPB $875.8M



46%
Production by Purpose
54%
Purchased
Refinanced



18%
45%
37%
Production by Platform
Retail
Correspondent
Wholesale

QUARTERLY SALES UPB $921.7M



3%
21%
Sales by Investor
76%
Fannie/Freddie
Ginnie Mae
Other

MSR PORTFOLIO UPDATE *($ in billions)*



$12
$10
$8
$6
$4
$2
$0
4.0%
3.5%
3.0%
2.5%
2.0%
3.7%
3.6%
3.5%
3.4%
3.4%
$9.5
$9.9
$10.4
$10.7
$11.0
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
UPB
WAC

12

Loan Portfolio – Risk Rating

READY CAPITAL

RISK RATING DISTRIBUTION



100%
80%
60%
40%
20%
0%
90%
85%
5%
8%
3%
5%
2%
2%
1 & 2
3
4
5
SBC
SBA

RISK RATING DISTRIBUTION



2.50
2.00
1.50
1.00
0.50
-
1.98
2.02
1.82
1.88
1.72
1.69
1.62
1.71
1.51
1.68
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
SBC
SBA

CRITERIA

BUCKET 1:
Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses.

BUCKET 2:
Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses.

BUCKET 3:
Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked.

BUCKET 4:
Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period.

BUCKET 5:
Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

13

18%15%13%13%13%2%3%2%2%3%2%1%1%1%7%7%6%6%9%30%44%49%47%39%42%30%28%31%36%Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021 Funding Mix Securitized debt oblications Credit faciities and repurchase agreements Senior secured notes and Corporate debt Convertible senior notes Preferred Equity Common Stockholders Equity 14Capital Structure HISTORICAL CAPITAL STRUCTURE HISTORICAL LEVERAGE Total Debt & Eqty ($M) $4,553$7,233$8,222$8,531$8,859 4.5x5.1x5.4x5.9x5.9x2.2x2.3x1.8x2.2x2.7x0.01.0 2.0 3.04.05.0 6.0Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021 Debt-to-equity ratio Recourse debt-to-equity ratio Corporate Financing (in millions) Principal Balance Coupon Convertible Notes $115.0 7.0% Senior Secured Notes $350.0 4.5% Baby Bonds $415.5 5.8% Junior Subordinated Notes $36.3 3.3% Series C Convertible Preferred Stock $8.4 6.3% Series E Preferred Stock $115.0 6.5% Total $1,040.2 5.6%

Financial Snapshot

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
SBC Lending and Acquisitions	$ 6,304,317	5.4%	$ 4,694,787	3.0%	12.6%
Small Business Lending	$ 304,962	22.6%	$ 181,848	4.2%	49.7%
Total	**$ 6,609,279**	**6.2%**	**$ 4,876,635**	**3.0%**	**18.0%**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,164,726
Common Stockholders' equity (adjusted)[(5)]	$	1,164,084
Total Common Shares outstanding		75,838,050
Net Book Value per Common Share	$	15.36
Adjusted Net Book Value per Common Share	$	15.35

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	26% / 74%
% Originated vs Acquired	84% / 16%
Weighted Average LTV - SBC	66%
Weighted Average LTV - SBA	88%

Q4 2021 Earnings Data Metrics	
Net income | Distributable earnings	$53,588 | $52,535
Earnings per share - Basic and diluted	$0.69 | $0.68
Distributable Earnings per share - Basic and diluted	$0.67
Return on Equity per Common Share	18.1%
Distributable Return on Equity per Common Share	17.8%
Dividend Yield [(6)]	10.7%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	856,188
SBA servicing rights- carrying value	$	22,157
Freddie Mac servicing rights - UPB	$	4,232,969
Freddie Mac servicing rights - carrying value	$	62,300
Residential servicing rights - UPB	$	10,995,685
Residential servicing rights - carrying value	$	120,142

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2021 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q4 Dividend yield for the period is based on the 12/31/2021 closing share price of $15.63

15

APPENDIXAdditional Financial Information

17Balance Sheet by Quarter

Statement of Income by Quarter

READY CAPITAL.

(In thousands, except share data)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Interest income	$ 64,810	$ 73,371	$ 103,047	$ 105,136	$ 121,942
Interest expense	(41,319)	(50,761)	(55,415)	(50,136)	(57,249)
Net interest income before provision for loan losses	**$ 23,491**	**$ 22,610**	**$ 47,632**	**$ 55,000**	**$ 64,693**
Recovery of (provision for) loan losses	258	8	(5,517)	(1,579)	(961)
Net interest income after provision for loan losses	**$ 23,749**	**$ 22,618**	**$ 42,115**	**$ 53,421**	**$ 63,732**
Non-interest income					
Residential mortgage banking activities	$ 59,963	$ 41,409	$ 36,690	$ 37,270	$ 21,928
Net realized gain on financial instruments and real estate owned	9,795	8,846	17,183	23,210	19,642
Net unrealized gain (loss) on financial instruments	(4,339)	20,996	4,612	5,688	8,081
Servicing income, net of amortization and impairment	11,401	15,635	11,928	10,243	10,209
Income on purchased future receivables, net	1,794	2,317	2,779	2,838	2,323
Income (loss) on unconsolidated joint ventures	3,439	(809)	3,361	3,548	816
Other income (loss)	1,353	571	(688)	5,674	3,452
Total non-interest income	**$ 83,406**	**$ 88,965**	**$ 75,865**	**$ 88,471**	**$ 66,451**
Non-interest expense					
Employee compensation and benefits	$ (18,084)	$ (22,777)	$ (24,270)	$ (24,537)	$ (18,481)
Allocated employee compensation and benefits from related party	(2,250)	(2,123)	(3,299)	(3,804)	(2,805)
Variable expenses on residential mortgage banking activities	(27,016)	(15,485)	(21,421)	(24,380)	(13,847)
Professional fees	(4,728)	(2,982)	(2,872)	(6,900)	(3,585)
Management fees – related party	(2,741)	(2,693)	(2,626)	(2,742)	(2,867)
Incentive fees – related party	(1,333)	—	(286)	(2,775)	(2,358)
Loan servicing expense	(6,734)	(6,104)	(6,851)	(8,124)	(8,904)
Transaction related expenses	—	(6,307)	(1,266)	(2,629)	(4,080)
Other operating expenses	(12,442)	(15,484)	(17,190)	(12,926)	(12,801)
Total non-interest expense	**$ (75,328)**	**$ (73,955)**	**$ (80,081)**	**$ (88,817)**	**$ (69,728)**
Income before provision for income taxes	$ 31,827	$ 37,628	$ 37,899	$ 53,075	$ 60,455
Income tax (provision) benefit	(4,268)	(8,681)	(6,995)	(6,540)	(6,867)
Net income	**$ 27,559**	**$ 28,947**	**$ 30,904**	**$ 46,535**	**$ 53,588**
Less: Dividends on preferred stock	—	281	3,224	1,999	1,999
Less: Net income attributable to non-controlling interest	648	659	444	756	371
Net income attributable to Ready Capital Corporation	**$ 26,911**	**$ 28,007**	**$ 27,236**	**$ 43,780**	**$ 51,218**
Earnings per common share - basic	**$ 0.49**	**$ 0.49**	**$ 0.38**	**$ 0.61**	**$ 0.69**
Earnings per common share - diluted	**$ 0.49**	**$ 0.49**	**$ 0.38**	**$ 0.60**	**$ 0.68**
Weighted-average shares outstanding - Basic	54,338,209	56,817,632	71,221,806	71,618,168	74,163,951
Weighted-average shares outstanding - Diluted	54,420,064	56,843,448	71,385,603	71,787,228	74,326,672
Dividends declared per share of common stock	**$ 0.35**	**$ 0.40**	**$ 0.42**	**$ 0.42**	**$ 0.42**

18

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Income	$ 27,559	$ 28,947	$ 30,904	$ 46,535	$ 53,588
Reconciling items:					
Unrealized gain on mortgage servicing rights	$ 4,087	$ (15,356)	$ 4,699	$ (147)	$ (6,119)
Impact of ASU 2016-13 on accrual loans	(3,587)	(29)	4,035	(1,329)	845
Non-recurring REO impairment	445	—	510	(10)	(1,441)
Merger transaction costs and other non-recurring expenses	1,323	7,263	2,971	5,485	5,036
Total reconciling items	$ 2,268	$ (8,122)	$ 12,215	$ 3,999	$ (1,679)
Distributable earnings before income taxes	$ 29,827	$ 20,825	$ 43,119	$ 50,534	$ 51,909
Income tax adjustments	(1,023)	3,883	(1,691)	(1,169)	626
Distributable earnings	$ 28,804	$ 24,708	$ 41,428	$ 49,365	$ 52,535
Less: Distributable earnings attributable to non-controlling interests	$ 677	$ 563	$ 595	$ 802	$ 364
Less: Income attributable to participating shares	305	376	392	445	377
Less: Dividends on preferred stock	—	281	3,224	1,999	1,999
Distributable earnings attributable to Common Stockholders	$ 27,822	$ 23,488	$ 37,217	$ 46,119	$ 49,795
Distributable earnings per share	$ 0.51	$ 0.41	$ 0.52	$ 0.64	$ 0.67
Weighted average common shares outstanding	54,338,209	56,817,632	71,221,806	71,618,168	74,163,951

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized current non-cash provision for credit losses on accrual loans
v) any unrealized gains or losses on de-designated cash flow hedges
vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

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